Offerings - Offering: 1	Jul. 14, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt securities
Amount Registered | shares	1,419
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 1,419,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 217.25
Offering Note	Fee per Rule 457(r)